Exhibit 99.1

reAlpha Completes Strategic Acquisition of Controlling Interest of Hyperfast Title, Unlocking Title
Capabilities and New Growth Opportunities

Strategic purchase serves to vertically integrate the homebuying process

Dublin, Ohio, July 29, 2024 – reAlpha Tech Corp. (“reAlpha” or the “Company”) (Nasdaq: AIRE), a real estate technology company developing and commercializing artificial intelligence (“AI”) technologies, today announced the acquisition of 85% of the outstanding membership interests of Hyperfast Title, LLC (“Hyperfast” or “Hyperfast Title”), a title company licensed to operate in Florida, Virginia and Tennessee, from the owners of Madison Settlement Services, LLC, a national title agency (“Madison Settlement Services”).

This strategic acquisition adds title and settlement services under the reAlpha umbrella of real estate services and enhances the capabilities of Claire, its generative AI-powered, commission-free homebuying platform, powered through reAlpha Realty, LLC. Specifically, Hyperfast will enable reAlpha to provide title services to consumers who utilize Claire to purchase homes.

“We are thrilled to welcome Hyperfast to the reAlpha family,” said Mike Logozzo, President and Chief Operating Officer of reAlpha. “This acquisition underscores our commitment to creating an integrated, easy-to-use full-service homebuying solution powered by our proprietary AI technology and talented professionals. We believe what we are building at reAlpha is truly unique and that this acquisition positions us for meaningful growth.”

Acquiring title services aligns with reAlpha’s goal of vertically integrating the homebuying process, which we anticipate will result in a more seamless customer experience and increased revenue opportunities. reAlpha is also partnering with Madison Settlement Services to expand Claire into new geographic markets, leveraging their network of offices serving 33 U.S. states to offer real estate services nationwide.

Hyperfast will continue to operate under its brand by co-founders David Breschi and Kristen Britton while benefiting from reAlpha’s resources and generative AI platform.

“The purchase of Hyperfast Title aligns with our strategy of integrating highly complementary businesses into reAlpha to support our long-term growth,” said Sureet Pabbi, Associate Vice President of M&A at reAlpha. “Title services alone is a $23 billion industry1, and we will continue to diligently search for strategic acquisition opportunities and prudently deploy capital into companies we believe can help take reAlpha to the next level.”

David Breschi, Chief Executive Officer of Madison Settlement Services added: “We believe that Claire marks the natural evolution of real estate transactions into the digital age – taking a process that for decades has been centered upon real estate agents and expensive real estate agent commissions to an online buyer-centered experience empowered through AI technology. We’re confident reAlpha is the future of real estate transactions, and we are honored to be part of the team.”

About reAlpha Tech Corp.

reAlpha Tech Corp. (NASDAQ: AIRE) is a real estate technology company developing an end-to-end commission-free homebuying platform. Utilizing the power of AI and an acquisition-led growth strategy, reAlpha’s goal is to offer a more affordable, streamlined experience for those on the journey to homeownership. For more information, visit www.realpha.com.

About Claire

Claire, announced on April 24, 2024, is reAlpha’s generative AI-powered, zero-commission homebuying platform. The tagline: No fees. Just keys.TM – reflects reAlpha’s dedication to eliminating traditional barriers and making homebuying more accessible and transparent.

Claire’s introduction aligns with major shifts in the real estate sector2 after the National Association of Realtors (“NAR”) agreed to settle certain lawsuits upon being found to have violated antitrust laws, resulting in inflated fees paid to buy-side agents. This development is expected to result in the end of the standard six percent sales commission, which equates to approximately $100 billion in realtor fees paid annually. Claire offers a cost-free alternative for homebuyers by utilizing an AI-driven workflow that assists them through the home buying process.

Homebuyers can use Claire’s conversational interface to guide them through every step of their journeys, from property search to closing the deal. By offering support 24/7, Claire is poised to make the homebuying process more efficient, enjoyable and cost-efficient. Claire matches buyers with their dream homes using over 400 data attributes and provides insights into market trends and property values. Additionally, Claire can assist with questions, booking property tours, submitting offers, and negotiations.

Currently, Claire is under limited availability for homebuyers located in Palm Beach, Miami-Dade and Broward counties in South Florida, but reAlpha is actively seeking new MLS and brokerage licenses that will enable expansion into more U.S. states.

For more information on Claire, please visit www.reAlpha.com.

About Hyperfast

Hyperfast was originally founded as a subsidiary of Madison Settlement Services, a 30-year-old real estate title company licensed in over 30 states that has served over 80,000 customers.

Forward-Looking Statements

The information in this press release includes “forward-looking statements”. Forward-looking statements include, among other things, statements about the Hyperfast acquisition; the anticipated benefits of the Hyperfast acquisition, reAlpha’s ability to anticipate the future needs of the short-term rental market; future trends in the real estate, technology and artificial intelligence industries, generally; and reAlpha’s future growth strategy and growth rate. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: reAlpha’s limited operating history and that reAlpha has not yet fully developed its AI-based technologies; reAlpha’s ability to commercialize its developing AI-based technologies; whether reAlpha’s technology and products will be accepted and adopted by its customers and intended users; reAlpha’s ability to integrate the business of Hyperfast into its existing business and the anticipated demand for Hyperfast services; the inability to maintain and strengthen reAlpha’s brand and reputation; the inability to accurately forecast demand for short-term rentals and AI-based real estate focused products; the inability to execute business objectives and growth strategies successfully or sustain reAlpha’s growth; the inability of reAlpha’s customers to pay for reAlpha’s services; changes in applicable laws or regulations, and the impact of the regulatory environment and complexities with compliance related to such environment; and other risks and uncertainties indicated in reAlpha’s U.S. Securities and Exchange Commission (“SEC”) filings. Forward-looking statements are based on the opinions and estimates of management at the date the statements are made and are subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those anticipated in the forward-looking statements. Although reAlpha believes that the expectations reflected in the forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. reAlpha’s future results, level of activity, performance or achievements may differ materially from those contemplated, expressed or implied by the forward-looking statements, and there is no representation that the actual results achieved will be the same, in whole or in part, as those set out in the forward-looking statements. For more information about the factors that could cause such differences, please refer to reAlpha’s filings with the SEC. Readers are cautioned not to put undue reliance on forward-looking statements, and reAlpha does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Media

irLabs on behalf of reAlpha

Fatema Bhabrawala

fatema@irlabs.ca

[1]	https://www.ibisworld.com/united-states/market-research-reports/title-insurance-industry/
[2]	https://www.nar.realtor/magazine/real-estate-news/nar-practice-changes-to-take-effect-august-17

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